Exhibit 10.1

AMENDMENT AND EXCHANGE AGREEMENT

This Amendment and Exchange Agreement (the “Agreement”) is entered into as of the date set forth on the signature pages below, by and among Freight Technologies, Inc., a British Virgin Islands company (the “Company”) and the investor signatory hereto (the “Holder”), with reference to the following facts:

A. Prior to the date hereof, the Company and the Holder and/or certain other investors (the “Other Holders”, and together with the Holder, the “Holders”) entered into that certain Securities Purchase Agreement, dated April 29, 2025 (as may be amended, modified, restated, restructured or supplemented from time to time, each a “Securities Purchase Agreement”), pursuant to which the Holder purchased, among other things, certain senior secured convertible notes (as amended, modified or waived prior to the date hereof, the “Notes”). Capitalized terms not defined herein shall have the meaning as set forth in the Securities Purchase Agreement.

B. The Company has an existing series of convertible preferred shares of the Company designated as Series A4 preferred shares of the Company, par value $0.0001 per share, the terms of which are set forth in the Company’s memorandum and articles of association, as amended and as in effect on the date hereof (the “Memorandum and Articles of Association” for such series of preferred shares in the form attached hereto as Exhibit A (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “Series A4 Preferred Shares”), which Series A4 Preferred Shares shall be convertible into Ordinary Shares with no par value, in accordance with the terms of the Memorandum and Articles of Association (the “Ordinary Shares”).

C. On the Closing Date (as defined below), the Holder desires to exchange such portion of the amounts outstanding under the Notes as set forth on the signature page of the Holder attached hereto (including principal, interest and other amounts outstanding with respect thereto) into (i) such aggregate number of Series A4 Preferred Shares as set forth on the signature page of the Holder attached hereto (the “New Preferred Shares”, and Ordinary Shares issuable pursuant to the terms of the Memorandum and Articles of Association, including, without limitation, upon conversion or otherwise, collectively, the “New Conversion Shares”, and together with the New Preferred Shares, the “New Securities”) in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

D. Each of the Company and the Holder desire to effectuate such exchange on the basis and subject to the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. Exchange. On the Closing Date, pursuant to Section 3(a)(9) of the Securities Act, the Holder hereby agrees to convey, assign and transfer the Note to the Company in exchange for which the Company agrees to issue the New Preferred Shares to the Holder (the “Exchange”). As soon as commercially practicable following the Closing Date, the Holder shall deliver or cause to be delivered to the Company (or its assignee) the Notes (or affidavit of lost note, in form provided upon request by the Company and reasonably acceptable to the Holder). Immediately following the issuance of the New Preferred Shares to the Holder on the books and records of the Company, the Holder hereby relinquishes all rights, title and interest in the Note (including any claims the Holder may have against the Company related thereto) and assigns the same to the Company and the Note shall be cancelled; provided, that the New Preferred Shares shall be immediately convertible by the Holder, in whole or in part, after such issuance, regardless of the date of the Holder’s actual receipt of a certificate evidencing the New Preferred Shares.

2. The Closing. Subject to the conditions set forth in Section 3 below, the Exchange shall take place via the electronic exchange of documents, securities and signatures, two Business Days after the initial date such conditions are satisfied or waived by the respective parties (or at such other time and place as the Company and the Holder mutually agree) (the “Closing” and such date, the “Closing Date”).

3. Closing Conditions to the Closing.

(a) Condition’s to the Holder’s Obligations at the Closing. The obligation of the Holder to consummate the Exchange is subject to the fulfillment (or waiver, at the sole option of the Holder), to the Holder’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(i) Representations and Warranties. Each and every representation and warranty of the Company set forth herein shall be true and correct in all material respects (except where qualified by materiality or material adverse effect, which shall be true and correct in all respect) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(ii) Issuance of Securities. At the Closing, the Company shall issue the New Preferred Shares on the books and records of the Company, with certificates with respect thereto delivered to the Holder no later than five (5) Trading Days after the Closing Date.

(iii) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(iv) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Holder, and the Holder shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the Exchange, including without limitation, those required by the Principal Market (defined hereafter), if any.

2

(v) Eligible Market. On each Trading Day during the twenty (20) Trading Days immediately preceding the Closing Date and the Closing Date, the Ordinary Shares (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended.

(b) Additional Deliverables

(i) Within ten (10) Business Days from the Closing, the Company shall deliver to the Holder a certificate evidencing the Company’s good standing issued by the proper governmental authority of the British Virgin Islands and a certificate of existence from each jurisdiction in which the Company conducts business and is required to qualify to do business as a foreign corporation.

(ii) Within ten (10) Business Days of the Effective Date, the transfer agent of the Company and the Company shall have duly executed and delivered the irrevocable transfer agent instructions in the form attached hereto as Exhibit B.

(c) Condition’s to the Company’s Obligations to the Closing. The obligation of the Company to consummate the Exchange is subject to the fulfillment (or waiver, at the sole option of the Company), to the Company’s reasonable satisfaction, prior to or at the Closing in question, of each of the following conditions:

(i) Representations and Warranties. The representations and warranties of the Holder set forth herein shall be true and correct in all material respects (except where qualified by materiality or material adverse effect, which shall be true and correct in all respect) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.

(ii) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(iii) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

3

4. Amendments

(a) Ratifications. Except as otherwise expressly provided herein, the Securities Purchase Agreement and each other Transaction Document (as defined in the Securities Purchase Agreement), is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

(b) Amendments to Transaction Documents. On and after the Effective Date, each of the Transaction Documents (as defined in the Securities Purchase Agreement) are hereby amended as follows:

(i) The defined term “Notes” is hereby amended to include the “New Preferred Shares” (as defined in each Amendment and Exchange Agreement) and, for the avoidance of doubt, including the Memorandum and Articles of Association relating to the New Preferred Shares.

(ii) The defined term “Conversion Shares” is hereby amended to include the “New Conversion Shares (as defined in this Agreement)”.

(iii) The defined term “Amendment and Exchange Agreement” shall mean this Agreement.

(iv) The defined term “Transaction Documents” is hereby amended to include this Agreement.

5. Representations and Warranties of the Company. The Company represents and warrants to the Holder that except as set forth in the SEC Documents (as defined below) or the disclosure schedules attached to this Agreement (the “Disclosure Schedules”), which disclosure schedules shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, as of the date hereof and as of the Closing Date, as follows:

(a) Organization and Qualification. All of the direct and indirect Subsidiaries of the Company (as defined below) are set forth in the SEC Documents and Section 3.1(a) of the Disclosure Schedule. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Exchange Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Exchange Documents (as defined below). Other than the Persons (as defined below) set forth on Schedule 5(a) the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (A) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (B) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

4

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations (including, without limitation, the issuance of the New Preferred Shares in accordance with the terms hereof and the reservation and issuance of the New Conversion Shares in accordance with the terms of the Memorandum and Articles of Association) under this Agreement, the Memorandum and Articles of Association and each of the other agreements and certificates entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Exchange Documents”). The execution and delivery of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the New Preferred Shares, have been duly authorized by the Board of Directors of the Company and, other than such filings required under applicable securities or “Blue Sky” laws of the states of the United States (the “Required Approvals”) and no further filing, consent, or authorization is required by the Company or of its Board of Directors or its shareholders. This Agreement and the other Exchange Documents have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) Issuance of New Preferred Shares. The issuance of the New Preferred Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, the New Preferred Shares shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issue thereof. Upon conversion of the New Preferred Shares in accordance with this Agreement, the other Exchange Documents including, without limitation, the Memorandum and Articles of Association, and the rules of the Principal Market, the Ordinary Shares issued to the Holder, upon such conversion of the New Preferred Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Ordinary Shares. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the New Preferred Shares is exempt from registration under the 1933 Act. As of the date hereof, the Company shall have reserved from its duly authorized capital stock not less than the Required Reserve Amount (as defined below) for issuances of New Conversion Shares pursuant to the Memorandum and Articles of Association.

(d) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the New Preferred Shares is exempt from registration under the 1933 Act, pursuant to the exemption provided by Section 3(a)(9) thereof, and applicable state securities laws.

5

(e) No Conflict; Required Filings and Consents.

(i) The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Memorandum and Articles of Association, certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party for which a consent or waiver has not been obtained, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(ii) Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Approvals), any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the date hereof, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents. Except as set forth in the SEC Documents, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Ordinary Shares in the foreseeable future. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

6

(f) Acknowledgment Regarding Holder’s Acquisition of New Securities. The Company acknowledges and agrees that the Holder is acting solely in the capacity of an arm’s length purchaser with respect to the Exchange Documents and the transactions contemplated hereby and thereby and that the Holder is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the Ordinary Shares (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that the Holder is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Exchange Documents and the transactions contemplated hereby and thereby, and any advice given by the Holder or any of its representatives or agents in connection with the Exchange Documents and the transactions contemplated hereby and thereby is merely incidental to the Holder’s purchase of the New Securities. The Company further represents to the Holder that the Company’s and each Subsidiary’s decision to enter into the Exchange Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(g) No Placement Agent. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the New Securities. The Company shall pay, and hold the Holder harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.

(h) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the New Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the New Securities to be integrated with other offerings of securities of the Company.

(i) SEC Documents; Financial Statements. Except as set forth in Section 3.1(i) of the Disclosure Schedule, during the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).

7

(j) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth in the SEC Documents, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Ordinary Shares by the Principal Market in the foreseeable future. During the two years prior to the date hereof, (i) the Ordinary Shares has been listed or designated for quotation on the Principal Market, (ii) trading in the Ordinary Shares has not been suspended by the SEC or the Principal Market and (iii) except as set forth in the SEC Documents, the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Ordinary Shares from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(k) Sarbanes-Oxley Act. The Company and each Subsidiary is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(l) Equity Capitalization.

(i) Definitions:

(1) “Ordinary Shares” means (x) the Company’s Ordinary Shares, no par value per share, and (y) any capital stock into which such Ordinary Shares shall have been changed or any share capital resulting from a reclassification of such Ordinary Shares.

8

(2) “Preferred Shares” means (x) the Company’s Series A preferred shares, $0.0001 par value per share, the terms of which may be designated by the board of directors of the Company in a Memorandum and Articles of Association and (y) any capital stock into which such preferred shares shall have been changed or any share capital resulting from a reclassification of such preferred shares (other than a conversion of such preferred shares into Ordinary Shares in accordance with the terms of such Memorandum and Articles of Association).

(ii) Organizational Documents. The SEC Documents disclose true, correct and complete copies of the Company’s Memorandum and Articles of Association, and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

(m) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(n) Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or to the Company’ s knowledge employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(o) Title.

(i) Real Property. Each of the Company and its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries (the “Real Property”) owned by the Company or any of its Subsidiaries (as applicable). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due, (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (c) liens created in connection with the Transaction Documents. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

9

(ii) Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the date hereof. Each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) liens for current taxes not yet due, (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (c) liens created in connection with the Transaction Documents.

(p) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(q) Environmental Laws. (i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

10

(ii) No Hazardous Materials:

(A) have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or

(B) are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company or any of its Subsidiaries.

(iii) Neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv) None of the Real Properties are on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(r) Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Code.

11

(s) Internal Accounting and Disclosure Controls. Except as set forth in the SEC Documents, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(t) Investment Company Status. The Company is not, and upon consummation of the sale of the New Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(u) Acknowledgement Regarding Holder’s Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Exchange Documents, in accordance with the terms thereof, the Holder has not been asked by the Company or any of its Subsidiaries to agree, nor has the Holder agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the New Securities for any specified term; (ii) the Holder, and counterparties in “derivative” transactions to which any the Holder is a party, directly or indirectly, presently may have a “short” position in the Ordinary Shares which was established prior to the Holder’s knowledge of the transactions contemplated by the Exchange Documents; (iii) the Holder shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) the Holder may rely on the Company’s obligation to timely deliver Ordinary Shares upon conversion, exercise or exchange, as applicable, of the New Securities as and when required pursuant to the Exchange Documents for purposes of effecting trading in the Ordinary Shares of the Company. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Exchange Documents pursuant to the 8-K Filing (as defined below) the Holder may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable Ordinary Shares) at various times during the period that the New Securities are outstanding, including, without limitation, during the periods that the value and/or number of the New Conversion Shares deliverable with respect to the New Preferred Shares are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable Ordinary Shares), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Memorandum and Articles of Association or any other Exchange Document or any of the documents executed in connection herewith or therewith.

12

(v) Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”) except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(w) No Consideration Paid. No commission or other remuneration has been paid by Company for soliciting the exchange of the Note for the New Preferred Shares as contemplated hereby.

(x) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Holders or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Exchange Documents. The Company understands and confirms that each of the Holders will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Holders regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct as of the date furnished and does not contain any untrue statement of a material fact or omit to state any material fact as of the date furnished necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to the Holder pursuant to or in connection with this Agreement and the other Exchange Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that the Holder has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 below.

13

6. Representations and Warranties of Holders. The Holder represents and warrants to the Company, as of the date hereof and as of the Closing Date, as follows:

(a) Organization and Authority. The Holder has the requisite power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by the Holder and the consummation by Holder of the transactions contemplated hereby has been duly authorized by Holder’s board of directors or other governing body. This Agreement has been duly executed and delivered by Holder and constitutes the legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms.

(b) Ownership of Note. The Holder owns the Note free and clear of any Liens (other than the obligations pursuant to this Agreement, the Transaction Documents and applicable securities laws).

(c) Reliance on Exemptions. The Holder understands that the New Securities are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein and in the Exchange Documents in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the New Securities.

(d) Validity; Enforcement. This Agreement and the Exchange Documents to which the Holder is a party have been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(e) No Conflicts. The execution, delivery and performance by the Holder of this Agreement and the Exchange Documents to which the Holder is a party, and the consummation by the Holder of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

14

(f) Transfer or Resale. The Holder understands that: (i) the New Securities have not been and are not being registered under the 1933 Act or any state securities laws, are and will be offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such New Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such New Securities can be sold, assigned or transferred pursuant to Rule 144; (ii) any sale of the New Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the New Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) except as set forth in the Registration Rights Agreement, if any, neither the Company nor any other Person is under any obligation to register the New Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the New Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the New Securities, subject to the requirements of applicable laws, and such pledge of New Securities shall not be deemed to be a transfer, sale or assignment of the New Securities hereunder, and the Holder effecting a pledge of New Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Exchange Document, including, without limitation, this Section 6(f).

(g) No Consideration Paid. No commission or other remuneration has been paid by the Holder for soliciting the exchange of the Note for the New Preferred Shares as contemplated hereby.

7. Disclosure of Transaction. The Company shall, on or before 9:30 a.m., New York City Time, on the first (1st) Business Day after the date of this Agreement, file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching the Exchange Documents, to the extent they are required to be filed under the 1934 Act, that have not previously been filed with the SEC by the Company (including, without limitation, this Agreement) as exhibits to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the 8-K Filing, the Company and Holder acknowledge and agree that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated by the Exchange Documents or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of their affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the consent of the other party; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise.

15

8. No Integration. None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on their behalf shall, directly or indirectly, make any offers or sales of any security (as defined in the Securities Act) or solicit any offers to buy any security or take any other actions, under circumstances that would require registration of the New Securities under the Securities Act or cause this offering of the New Securities to be integrated with such offering or any prior offerings by the Company for purposes of Regulation D under the Securities Act.

9. Listing. The Company shall promptly secure the listing or designation for quotation (as applicable) of all of the New Conversion Shares upon the Principal Market (subject to official notice of issuance). The Company shall maintain the Ordinary Shares’ authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Ordinary Shares on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 9.

10. Fees. The Company shall (x) reimburse Pryor Cashman LLP, on demand, for all costs and expenses incurred by it in connection with preparing and delivering this Agreement (including, without limitation, all legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby) in an aggregate non-accountable amount equal to $20,000 (the “Legal Fee Amount”) and (b) the Holder, on demand, for all other costs and expenses incurred by it or its affiliates in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Exchange Documents and any prior amendments and agreements with the Company not reimbursed prior to the date hereof (the “Remaining Expenses”). The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC fees or broker’s commissions (other than for Persons engaged by the Holder) relating to or arising out of the transactions contemplated. The Company shall pay, and hold the Holder harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.

11. Effective Date. Except as otherwise provided herein, this Agreement shall be deemed effective as of such date that Company and the Holder shall have duly executed and delivered this Agreement (the “Effective Date”).

12. No Commissions. Neither the Company nor the Holder has paid or given, or will pay or give, to any person, any commission, fee or other remuneration, directly or indirectly, in connection with the transactions contemplated by this Agreement.

16

13. Stockholder Approval. The Company shall either (x) if the Company shall have obtained the prior written consent of the requisite stockholders (the “Stockholder Consent”) to obtain the Stockholder Approval (as defined below), inform the stockholders of the Company of the receipt of the Stockholder Consent by preparing and filing with the SEC, as promptly as practicable after the date hereof, but prior to the ninety (120th) calendar day after the date hereof (or, if such filing is delayed by a court or regulatory agency, in no event later than one hundred and eighty (180) calendar days after the date hereof), an information statement with respect thereto or (y) provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than September 30, 2025 (the “Stockholder Meeting Deadline”), a proxy statement, in each case, in a form reasonably acceptable to the Holders and Pryor Cashman LLP, at the expense of the Company, with the Company obligated to reimburse the expenses of Pryor Cashman LLP incurred in connection therewith in an amount not exceed $5,000. The proxy statement, if any, shall solicit each of the Company’s stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for the issuance of all of the New Securities in compliance with the rules and regulations of the Nasdaq Capital Market (without regard to any limitations on conversion set forth in the Memorandum and Articles of Association) (such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”). Notwithstanding the foregoing, conversions of Series A4 Preferred shall be subject to a 19.9% exchange cap, such that the aggregate number of Ordinary Shares issued upon conversion of Series A4 Preferred shall not exceed 19.9% of the Company’s outstanding Ordinary Shares as of the date hereof, unless and until Stockholder Approval is obtained. The Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held on or prior to December 31, 2025. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained after such subsequent stockholder meetings, the Company shall cause an additional Stockholder Meeting to be held semi-annually thereafter until such Stockholder Approval is obtained.

14. Holding Period. For the purposes of Rule 144 and Section 4(a)(1) of the Securities Act (collectively, or such other similar statue, the “Resale Exceptions”), the Company acknowledges that the holding period of the New Preferred Shares (and upon conversion of the New Preferred Shares, the New Conversion Shares) may be tacked onto the holding period of the Exchange Note, and the Company agrees not to take a position contrary to this Section 19. The Company acknowledges and agrees that, subject to the Holder’s representations and warranties contained in Section 4 of this Agreement, New Preferred Shares (and upon conversion of the New Preferred Shares, the New Conversion Shares) shall not be required to bear any restrictive legend and shall be freely transferable by the Holder pursuant to and in accordance with the Resale Exceptions, provided, for the avoidance of doubt, that the Holder shall not be an affiliate of the Company and shall not have been an affiliate during the 90 days preceding the date of any transfer.

17

15. Legend.

(a) The Holder understands that the New Preferred Shares have been issued (or will be issued in the case of the New Conversion Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the New Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.]

(b) Removal of Legends. Certificates evidencing New Securities shall not be required to contain the legend set forth in Section 21(c) above or any other legend (i) while a registration statement covering the resale of such New Securities is effective under the 1933 Act, (ii) following any sale of such New Securities pursuant to the Resale Exceptions (assuming neither the transferor nor the transferee is an affiliate of the Company), (iii) if such New Securities are eligible to be sold, assigned or transferred under the Resale Exceptions (provided that the Holder provides the Company with reasonable assurances that such New Securities are eligible for sale, assignment or transfer under the Resale Exceptions which shall not include an opinion of Holder’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under the Resale Exceptions), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the New Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing with respect to such New Securities, the Company shall no later than one (1) Trading Day (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date the Holder delivers such legended certificate representing such New Securities to the Company) following the delivery by the Holder to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such New Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Holder as may be required above in this Section 21(d), as directed by the Holder, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such New Securities are New Conversion Shares, credit the aggregate number of Ordinary Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program (“FAST”), issue and deliver (via reputable overnight courier) to the Holder, a certificate representing such New Securities that is free from all restrictive and other legends, registered in the name of the Holder or its designee (the date by which such credit is so required to be made to the balance account of the Holder’s or the Holder’s nominee with DTC or such certificate is required to be delivered to the Holder pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such Ordinary Shares are actually delivered without restrictive legend to the Holder or the Holder’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of New Securities or the removal of any legends with respect to any New Securities in accordance herewith.

18

(c) Failure to Timely Deliver; Buy-In. If the Company fails, for any reason or for no reason, to issue and deliver (or cause to be delivered) to the Holder (or its designee) by the Required Delivery Date, if the Transfer Agent is not participating in FAST, a certificate for the number of New Conversion Shares to which the Holder is entitled and register such New Conversion Shares on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of New Conversion Shares submitted for legend removal by the Holder pursuant to Section 21(d) above (a “Delivery Failure”), then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after the Share Delivery Date and during such Delivery Failure an amount equal to 1% of the product of (A) the sum of the number of Ordinary Shares not issued to the Holder on or prior to the Required Delivery Date and to which the Holder is entitled, and (B) any trading price of the Ordinary Shares selected by the Holder in writing as in effect at any time during the period beginning on the date of the delivery by the Holder to the Company of the applicable New Conversion Shares and ending on the applicable Share Delivery Date. In addition to the foregoing, if on or prior to the Required Delivery Date if the Transfer Agent is not participating in FAST, the Company shall fail to issue and deliver a certificate to the Holder and register such Ordinary Shares on the Company’s share register or, if the Transfer Agent is participating in FAST, credit the balance account of the Holder or the Holder’s designee with DTC for the number of Ordinary Shares to which the Holder submitted for legend removal by the Holder pursuant to Section 21(d) above, and if on or after such Trading Day the Holder acquires (in an open market transaction, stock loan or otherwise) Ordinary Shares corresponding to all or any portion of the number of Ordinary Shares issuable upon such exercise that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure (a “Buy-In”), then the Company shall, within one (1) Trading Day after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any, for the Ordinary Shares so acquired) (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit the Holder’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to so deliver to the Holder a certificate or certificates or credit the balance account of the Holder or the Holder’s designee with DTC representing such number of Ordinary Shares that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of New Conversion Shares that the Company was required to deliver to the Holder by the Required Delivery Date multiplied by (B) the lowest Closing Sale Price (as defined in the Memorandum and Articles of Association) of the Ordinary Shares on any Trading Day during the period commencing on the date of the delivery by the Holder to the Company of the applicable New Conversion Shares and ending on the date of such delivery and payment under this clause (ii). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Ordinary Shares (or to electronically deliver such Ordinary Shares) as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Delivery Failure, this Section 21(e) shall not apply to the applicable Holder the extent the Company has already paid such amounts in full to the Holder with respect to such Delivery Failure pursuant to the analogous sections of the Memorandum and Articles of Association.

[The remainder of the page is intentionally left blank]

19

IN WITNESS WHEREOF, Holder and the Company have executed this Agreement as of the date set forth on the signature page of the Holder below.

COMPANY:

FREIGHT TECHNOLOGIES INC.

By:	/s/ Donald Quinby
Name:	Donald Quinby
Title:	Chief Financial Officer

IN WITNESS WHEREOF, Holder and the Company have executed this Agreement as of this 27th of May, 2025.

HOLDER:

TRUMPCOIN VENTURES I LLC

By:	/s/Antonio Ruiz-Gimene
Name:	Antonio Ruiz-Gimene
Title:	Authorized Signatory

Outstanding Amount of Note being exchanged:

$1,508,167*

Aggregate Number of New Preferred Shares:

387,305*

●	Subject to adjustment with respect to any change in the Outstanding Amount, whether as a result of any additional amounts that may become outstanding under the Exchange Note or any conversion of all, or any part, of the Exchange Note, as applicable, from and after the date hereof through the Closing Date

EXHIBIT A

Memorandum and Articles of Association

EXHIBIT B

Irrevocable Transfer Agent Instructions